Exhibit 10.2*

* Confidential treatment has been granted or requested with respect to portions of this exhibit, and such confidential portions have been deleted and separately filed with the Securities and Exchange Commission pursuant to Rule 24b-2 or Rule 406.

                  AMENDMENT TO HP/EMS MANUFACTURING AGREEMENT

This Amendment (the "AMENDMENT") to the HP/EMS MANUFACTURING AGREEMENT entered into as of May 26, 2000 by and between Enhanced Memory Systems, a Delaware corporation ("EMS") and Hewlett-Packard Company, a Delaware corporation ("HP"), is effective as of February 8, 2002.

WHEREAS, HP and EMS entered into a Manufacturing Agreement effective May 26, 2000 for the design of an HP Product generally described as an Embedded-DRAM for manufacture in Infineon's 0.17 um Embedded-DRAM process;

WHEREAS, HP has concerns regarding EMS's solvency, and desires additional assurance of project continuation in the event of insolvency;

WHEREAS, HP and EMS wish to amend the MANUFACTURING AGREEMENT to provide for the payment of $1,279,341 for the transfer of title and possession rights of certain Necessary Software and Hardware required to ensure successful completion of the development of HP Products in the event of EMS's insolvency, and restate the requirements of the remaining Deliverable, Delivery Schedule.

NOW THEREFORE, HP and EMS agree to amend the MANUFACTURING AGREEMENT as follows:

1.  The following Section 2.22 will be added to the MANUFACTURING AGREEMENT:

     2.22 "Necessary Software and Hardware" means the software and hardware listed on Exhibit N.

2. Section 4.2.5 of the MANUFACTURING AGREEMENT shall be deleted and restated in its entirety to read as follows:

     4.2.5 Subject to the right to cure set forth in the Agreement, in the event that EMS fails to deliver the HP Products, or fails to deliver a Deliverable by the Delivery Date in the Delivery
            Schedule in accordance with the terms of this Agreement as amended, EMS hereby grants, within the limits of any licenses or confidentiality agreements with third parties, an automatic license to HP under EMS' Intellectual Property Rights, a non-transferable, worldwide, royalty-free, paid-up license to make, have made, [and] use and sell the HP Product for HP's sole and exclusive use and sale in HP systems incorporating such HP Product, including HP OEM daughter cards. In the event that HP must use this license, EMS shall pay the mutually agreed upon NRE costs for getting the HP product designed into a third party process. In no event shall EMS pay mutually agreed upon NRE costs in excess of those NRE payments made to EMS by HP.

                                   Page-1

3.  The following Section 4.6 will be added to the MANUFACTURING AGREEMENT:

     4.6 To ensure that the HP Product development will be completed in time for manufacturing and deployment in HP systems, EMS agrees to, upon execution of this AMENDMENT, transfer title and within 30 days complete the transfer of physical possession of copies of Necessary Software and Hardware (if possible without substantial impact on EMS's development schedule as mutually agreed by HP and EMS) to HP. If transfer cannot be effected, and subject to any right to cure set forth in the Agreement, then: (i) such Necessary Software and Hardware shall be tagged as HP Property solely for the purposes of Sections 4.2.5 and 23.2; (ii) EMS appoints HP as its attorney-in-fact for the sole purpose of executing and filing, on EMS's behalf, UCC-1 financing statements (and any appropriate amendments thereto), as required by HP for protective purposes to evidence HP's continuing right, title and ownership of the Necessary Software and Hardware; and, (iii) HP may, from time to time, inspect the Necessary Software and Hardware. Upon delivery of all Deliverables to HP, the Necessary Software and Hardware shall no longer be considered HP Property. HP agrees to grant back to EMS, a paid-up, royalty-free license to make, use and sell such Necessary Software and Hardware for any EMS product.

4.  The following Section 23.7 will be added to the MANUFACTURING AGREEMENT:

     23.7 In the event of breach under 22.2 EMS agrees that HP may, subsequent to the period of time within which EMS may cure an alleged breach, forward the letter agreements as set forth in Exhibit O, and agrees to support HP's direct negotiation with such suppliers to provide assurances of the supply of HP Product.

5. Exhibit D of the MANUFACTURING AGREEMENT is hereby amended by the deletion of all text following the line:

     "L2 Cache DRAM A1 Prototypes (800 units)   October 18,  2001"
(inclusive), and the substitution of the following in lieu thereof:

L2 Cache DRAM A1 Prototypes* (100 Each)                     March 25, 2002
L2 Cache DRAM A1 Prototypes* (100 Each)                     April 7, 2002
L2 Cache DRAM A1 Prototypes* (200 Each)                     April 25, 2002
L2 Cache DRAM A2 Prototypes (500 Each)                      June 1, 2002
L2 Cache DRAM A2 Prototypes (300 Each)                      July 15, 2002
L2 Cache DRAM A2 Prototypes (400 Each) - Skewed Lots        July 24, 2002
L2 Cache DRAM Conditional Qualification test report         September 2, 2002
L2 Cache DRAM A2 Risk Production Units (2000 Each)          October 1, 2002
L2 Cache DRAM A3 Prototypes if required** (1000 Each)       October 15, 2002
L2 Cache DRAM A2 Risk Production Units (2000 Each)          November 1, 2002
L2 Cache DRAM A2 Risk Production Units (2000 Each)          December 1, 2002
L2 Cache DRAM Initial A2 Production Units                   January 1, 2003
L2 Cache DRAM Full Qualification test report                January 1, 2003

                                   Page-2

---------
* To achieve additional A1 prototypes, units (maximum available is total number of units from 12 engineering wafers) will be tested to a mutually agreed upon subset of the specifications including reduced address fields

** A3 revision required if the A2 revision of the product fails to meet the specifications of the data sheet.

6. Exhibit K of the MANUFACTURING AGREEMENT is hereby amended by the deletion of the line:

     "27% On A1 prototype Delivery ($1,279,341) Note: Third payment will not be contingent on HP testing of the prototypes.", and the substitution of the following in lieu thereof:

     ($1,279,341) within 30 days of execution of this AMENDMENT.

7.  The following Exhibit N will be added to the MANUFACTURING AGREEMENT:

                               EXHIBIT N

                    Necessary Software and Hardware

-  Design databases (schematics, artwork, package design documentation).
-  Input decks and simulation files for Spice analysis.
-  Contact/revision information for s/w tools (Smartspice, Cadence).
-  DUT board (the physical object and vendor information and documentation).
-  Probe card (the physical object and vendor information and documentation).
-  All test software - char/ver/test programs.
-  Redundancy programming documentation.
- Existing/purchased prototype material (at EMS and in Infineon fab pipeline).
-  Test chip (design files and existing/purchased material).
-  Tester access information and documentation.
-  All other Pegasus hardware, materials, documentation owned by EMS.

7.  The following Exhibit O will be added to the MANUFACTURING AGREEMENT:

         Authorization to Negotiate Directly with Sub-Contractors


         Supplier Name
         Address

         February 19, 2002

         Dear Supplier,

         The purpose of this letter is to notify you that Enhanced Memory Systems (EMS) consents to and authorizes Hewlett-Packard Company
         (HP) to deal directly with you as the purchaser of the L2 Cache DRAM product and supplies for the L2 Cache Dram product. EMS hereby waives any and all rights it may have under contract or otherwise to contest such dealings.

         EMS has no objection to HP purchasing directly from you the L2 Cache DRAM product and supplies for the L2 Cache Dram product. EMS hereby assigns and transfers to HP all rights it has to any of the supplies, including but not limited to work in process, tool sets and databases required to manufacturer the tool set.

                                   Page-3

         This letter is considered effective upon the date HP mails it to you.

         Sincerely,

         Hewlett-Packard Company           Enhanced Memory Systems

         Signature:                        Signature:
         Title:                            Title:
         Date:                             Date:

8. The parties acknowledge and agree that this AMENDMENT fully and finally resolves all outstanding issues between the parties, and that no party may be charged with, or be deemed in default of the MANUFACTURING AGREEMENT as of the date of this AMENDMENT.

9. All other provisions of the MANUFACTURING AGREEMENT shall remain unchanged.

AGREED AND APPROVED:

EMS                                       HEWLETT-PACKARD COMPANY


By:  /S/  Greg Jones                      By:  /S/ **
------------------------                  ------------------------
Name:  Greg Jones                         Name:  **

Title  President                          Title:  **

By:  /S/  Craig W. Rhodine                By:  /S/ **
--------------------------                ------------------------
Name:  Craig W. Rhodine                   Name:  **

Title  C.O.O.                             Title:  **

                                   Page-4